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1.     FEDERAL EXPRESS CORPORATION                                                         Delaware

       I.    FEDERAL EXPRESS AVIATION SERVICES, INCORPORATED                               Delaware

             A. Federal Express Aviation Services International, Ltd.                      Delaware

      II.    FEDERAL EXPRESS CANADA LTD.                                                    Canada

     III.    FEDERAL EXPRESS INTERNATIONAL, INC.                                           Delaware

             A. Dencom Investments Limited                                             Northern Ireland

                1. Dencom Freight Holdings Limited                                     Northern Ireland

                   a. F.E.D.S. (Ireland) Limited                                            Ireland

                   b. Federal Express (N.I.) Limited                                   Northern Ireland

                   c. Fedex (Ireland) Limited                                               Ireland

             B. Federal Express (Australia) PTY Ltd.                                       Australia

             C. Federal Express Europe, Inc.                                               Delaware

                1. Federal Express Europe, Inc. & Co., V.O.F./S.N.C.                        Belgium

                2. Federal Express European Services, Inc.                                 Delaware

             D. Federal Express Europlex, Inc.                                             Delaware

             E. Federal Express Finance P.L.C.                                         United Kingdom

             F. Federal Express Holdings, S.A.                                             Delaware

                1. Federal Express (Antigua) Limited                                       Antigua

                2. Federal Express (Antilles Francaises) S.A.R.L.                      French West Indies

                3. Federal Express (Barbados) Limited                                      Barbados

                4. Federal Express (Bermuda) Limited                                       Bermuda

                5. Federal Express Cayman Limited                                        Cayman Islands

                6. Federal Express (Dominicana) S.A.                                   Dominican Republic

                   a. Inversiones Geminis, S.A.                                        Dominican Republic
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                   b. Inversiones Piscis, S.A.                                         Dominican Republic

                   c. Inversiones Sagitario, S.A.                                      Dominican Republic

                7. Federal Express Entregas Rapidas, Ltd.                                   Brazil

                8. Federal Express (Grenada) Limited                                        Grenada

                9. Federal Express (Haiti) S.A.                                              Haiti

               10. Federal Express Holdings (Mexico) y Compania S.N.C. de C.V.              Mexico

               11. Federal Express (Jamaica) Limited                                       Jamaica

               12. Federal Express (St. Kitts) Limited                                    St. Kitts

               13. Federal Express (St. Lucia) Limited                                    St. Lucia

               14. Federal Express (St. Maarten) N.V.                                  Netherland Antilles

                   a. Federal Express (Aruba) N.V.                                     Netherland Antilles

               15. Federal Express (Turks & Caicos) Limited                           Turks & Caicos Islands

               16. Federal Express Virgin Islands, Inc.                                U.S. Virgin Islands

               17. FedEx (Bahamas) Limited                                                  Bahamas

             G. Federal Express International (France) SNC                                   France

             H. Federal Express International Limited                                    United Kingdom

             I. Federal Express International Y Compania S.N.C. de C.V.                     Mexico

             J. Federal Express Italy Inc.                                                 Delaware

             K. Federal Express Japan K.K.                                                  Japan

             L. Federal Express Limited                                                  United Kingdom

             M. Federal Express Luxembourg, Inc.                                           Delaware

             N. Federal Express Pacific, Inc.                                              Delaware

                1. Federal Express Services (M) Sdn. Bhd.                                  Malaysia
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                2. The Flying Tiger Line, Limited                                         Hong Kong

                3. Udara Express Courier Services Sdn. Bhd.                                Malaysia

             O. Federal Express Parcel Services Limited                                  United Kingdom

             P. Federal Express (Singapore) PTE, LTD.                                      Singapore

             Q. Federal Express (Thailand) Limited                                         Thailand

             R. Federal Express (U.K.) Limited                                           United Kingdom

                a. Federal Express (U.K.) Pension Trustees Ltd.                          United Kingdom

             S. FedEx (Mauritius) Ltd.                                                     Mauritius

             T. Fedex (N. I.) Limited                                                  Northern Ireland

             U. Winchmore Developments Ltd.                                                 England

                a.  Concorde Advertising Limited                                            England

      IV.    FEDERAL EXPRESS LEASING CORPORATION                                           Delaware

       V.    FEDEX CUSTOMS BROKERAGE CORPORATION                                           Delaware

      VI.    FEDEX FSC CORPORATION                                                         Barbados

     VII.    FEDEX PARTNERS, INC.                                                          Delaware

    VIII.    FLYING TIGERS LIMITED                                                        New Zealand

      IX.    THE FLYING TIGER LINE (NZ) LIMITED                                           New Zealand

       X.    TIGER INTERNATIONAL INSURANCE LTD.                                          Cayman Islands
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2.  CALIBER SYSTEM, INC.                                                                     Ohio

       I.    CALIBER SYSTEM (CANADA), INC.                                                  Canada

      II.    FDX TECHNOLOGY, INC.                                                            Ohio

     III.    ROADWAY GLOBAL AIR, INC.                                                      Delaware

             A. Roadway Global Air International, Inc.                                     Delaware

                1. Roadway Global Air, S.r.L.                                                Italy

      IV.    ROBERTS EXPRESS, INC.                                                           Ohio

             A. AutoQuik, Inc.                                                             Delaware

             B. North Coast Express, Inc.                                                    Ohio

             C. Roberts Air Freight, Inc.                                                    Ohio

             D. Roberts Express, BEL                                                       Belgium

             E. Roberts Express B.V.                                                     Netherlands

             F. Roberts Express GmbH                                                       Germany

             G. Roberts Express SARL                                                       France

             H. Roberts Express, S.L.                                                       Spain

             I. Roberts Express, S.r.L.                                                     Italy

             J. Roberts Express UK, Inc.                                                   Delaware

             K. Third Party Services, Inc.                                                 Delaware

             L. Transportation Technologies, Inc.                                            Ohio

       V.    RPS, INC.                                                                     Delaware

             A. RPS, Ltd.                                                                  Wyoming

             B. RPS de Mexico, S.A. de C.V.                                                 Mexico

             C. RPS Urban Renewal Corporation                                             New Jersey
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      VI.    VIKING FREIGHT, INC.                                                        California

             A. Bay Cities Diesel Engine Rebuilders, Inc.                                California

             B. Lorena Land Company                                                         Texas

             C. VFS Forwarding, Inc.                                                     California

             D. Viking de Mexico, S.A. de C.V.                                             Mexico


3.     FDX GLOBAL LOGISTICS, INC.                                                          Delaware

       I.    CALIBER LOGISTICS, INC.                                                         Ohio

             A. Caliber Dedicated Transportation, Inc.                                     Delaware

             B. Caliber Intermodal, Inc.                                                   Delaware

             C. Caliber Logistics (Canada), Ltd.                                           Ontario

             D. Caliber Logistics de Mexico, S.A. de C.V.                                   Mexico

             E. Caliber Logistics Europe B.V.                                            Netherlands

                1. Caliber Logistics GmbH                                                  Germany

                2. Caliber Logistics Netherlands B.V.                                    Netherlands

                3. Caliber Logistics UK Ltd.                                            United Kingdom

             F. Caliber Logistics Healthcare, Inc.                                           Ohio

      II.    CARIBBEAN TRANSPORTATION SERVICES, INC.                                       Delaware


4.     FDX INTERNATIONAL TRANSMISSION CORPORATION                                          Delaware
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